UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2014

ORGANOVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-35996

Delaware	27-1488943
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6275 Nancy Ridge Dr.,

San Diego, California 92121

(Address of principal executive offices, including zip code)

(858) 224-1000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 30, 2014, Organovo Holdings, Inc. (the “Company”) entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co., as agent (“Cantor”), pursuant to which the Company may offer and sell, from time to time through Cantor, shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), having an aggregate offering price of up to $33,000,000 (the “Shares”). Any Shares offered and sold will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-189995) and the related prospectus previously declared effective by the Securities and Exchange Commission (the “SEC”) on July 26, 2013, as supplemented by a prospectus supplement, dated December 30, 2014, which the Company will file with the SEC pursuant to Rule 424(b)(5) under the Securities Act.

Under the Sales Agreement, Cantor may sell Shares by any method permitted by law and deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including sales made directly on the NYSE MKT or on any other existing trading market for the Common Stock, sales to or through a market maker or sales in privately negotiated transactions.

The Company is not obligated to make any sales of Shares under the Sales Agreement, and if it elects to make any sales, the Company can set a minimum sales price for the Shares. The offering of Shares pursuant to the Sales Agreement will terminate upon the earlier of (a) the sale of all of the Shares subject to the Sales Agreement or (b) the termination of the Sales Agreement by Cantor or the Company, as permitted therein.

The Company will pay Cantor a commission rate of 3.0% of the aggregate gross proceeds from each sale of Shares and has agreed to provide Cantor with customary indemnification and contribution rights. The Company will also reimburse Cantor for certain specified expenses in connection with entering into the Sales Agreement.

The Company intends to use discretion in initiating sales, if any, under the Sales Agreement. As previously disclosed, the Company granted restricted stock units (“RSUs”) to certain of its executive officers in August 2012 in connection with becoming a publicly traded company. These RSUs vest based on the executive officers’ achievement of performance milestones or the satisfaction of continued service requirements through 2016. Under these awards, the executive officers can elect to pay the applicable federal and state withholding taxes due upon the vesting of their RSUs by surrendering fully-vested shares to the Company. The Company then pays the tax withholdings directly to the Internal Revenue Service (IRS) in an amount equal to the value of the shares surrendered by the executive officer. The Company expects, from time to time, to make sales under the Sales Agreement equal to the number of shares that its executive officers have and may continue to surrender through 2016 to pay for tax withholdings under their RSUs.

Other than seeking to recover cash outlays made to the IRS, the Company has no specific plans for sales under the Sales Agreement at this time. The Company believes, however, that it is important to use all financing tools available to it for the benefit of its stockholders and, as a result, has provided for the flexibility to sell additional Shares under the Sales Agreement. The Company believes that it is in the best interests of its stockholders to have the flexibility to raise additional capital under favorable market conditions to support its efforts to build long-term stockholder value. There are a number of potential benefits to raising funds through the Sales Agreement, including minimizing dilution by avoiding share price discounts, greater banking fees and the potential for share price degradation that can result from raising capital through private or public offerings.

The Company intends to use the net proceeds raised through any “at-the-market” sales for general corporate purposes, including research and development, the development and commercialization of the Company’s products, general administrative expenses, license or technology acquisitions, and working capital and capital expenditures.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The opinion of the Company’s counsel regarding the validity of the Shares that will be issued pursuant to the Sales Agreement is also filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any offer, solicitation, or sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Safe Harbor Statement

Any statements contained in this Current Report that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties. The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, risks and uncertainties relating to the Company’s ability to develop, market and sell products based on its technology; the expected benefits and efficacy of the Company’s products and technology; the market acceptance for the Company’s products, and the risks related to the Company’s business, research, product development, regulatory approval, marketing and distribution plans and strategies. These and other factors are identified and described in more detail in the Company’s filings with the SEC, including its prospectus supplement filed with the SEC on December 30, 2014, its quarterly report on Form 10-Q filed with the SEC on November 7, 2014 and its annual report on Form 10-K filed with the SEC on June 10, 2014. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. These cautionary statements should be considered with any written or oral forward-looking statements that the Company may issue in the future. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

5.1	Opinion of DLA Piper LLP (US).

10.1	Controlled Equity OfferingSM Sales Agreement, dated December 30, 2014, by and between Organovo Holdings, Inc. and Cantor Fitzgerald & Co.

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANOVO HOLDINGS, INC.

Date: December 30, 2014	/s/ Keith Murphy
Keith Murphy
Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

5.1	Opinion of DLA Piper LLP (US).

10.1	Controlled Equity OfferingSM Sales Agreement, dated December 30, 2014, by and between Organovo Holdings, Inc. and Cantor Fitzgerald & Co.

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).